Loss per Share	12 Months Ended
Dec. 31, 2016
Earnings Per Share [Abstract]
Loss Per Share

12.       Loss per Share

All common shares issued (including the restricted shares issued under the Company's Incentive Plans) are the Company's common stock and have equal rights to vote and participate in dividends upon their vesting. The calculation of basic earnings/(loss) per share does not treat the non-vested shares (not considered participating securities) as outstanding until the time/service-based vesting restriction has lapsed. For the purpose of calculating diluted earnings per share the weighted average number of diluted shares outstanding includes the incremental shares assumed issued determined in accordance with the treasury stock method. For 2016, 2015 and 2014 and on the basis that the Company incurred losses, the effect of incremental shares would be anti-dilutive and therefore basic and diluted loss per share was the same.

Profit or loss attributable to common equity holders is adjusted by the amount of dividends on Series B Preferred Stock as follows:

	2016	2015	2014

Net loss	$(164,237)	$(64,713)	$(10,268)
Less dividends on series B preferred shares	$(5,769)	$(5,769)	$(5,080)
Net loss attributed to common stockholders	(170,006)	(70,482)	(15,348)

Weighted average number of common shares, basic and diluted	80,441,517	79,518,009	81,292,290

Loss per share, basic and diluted	$(2.11)	$(0.89)	$(0.19)